UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2016
BBVA Compass Bancshares, Inc.
(Exact name of Registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	000-55106 (Commission File Number)	20-8948381 (IRS Employer Identification No.)

2200 Post Oak Blvd. Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

(205) 297-3000 (Registrant's telephone number, including area code) Not applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.
On October 26, 2016, the Audit Committee of the Board of Directors (the “Audit Committee”) of BBVA Compass Bancshares, Inc. (the “Company”) approved the selection of KPMG, LLP (“KPMG”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.
The Company’s current independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”) was notified on October 26, 2016 that it will not be retained as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 as the Company is rotating to a new independent public accounting firm effective upon Deloitte’s issuance of its reports on the Company’s 2016 financial statements, which will include the consolidated financial statements as of and for the fiscal year ending December 31, 2016, which will be included in the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2016.
Deloitte’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2015 and December 31, 2014 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2015 and December 31, 2014, and the subsequent interim period through June 30, 2016, there were (i) no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference thereto in their reports on the consolidated financial statements for such periods, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. The Company provided Deloitte with a copy of this Current Report on Form 8-K and requested from Deloitte a letter addressed to the Securities and Exchange Commission indicating whether it agrees with the disclosures contained herein. A copy of Deloitte’s letter, dated October 31, 2016, is attached hereto as Exhibit 16.1.
During the fiscal years ended December 31, 2015 and December 31, 2014, and the subsequent interim periods through June 30, 2016, the Company did not consult with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; (ii) any matter that was either the subject to a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K; or (iii) any “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Other Exhibits.
(d) Exhibits

Exhibit Number	Description
16.1	Letter of Deloitte & Touche LLP, dated October 31, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BBVA Compass Bancshares, Inc.
By:	/s/ Jonathan W. Pennington
Name:	Jonathan W. Pennington
Title:	Executive Vice President and Controller
Date: October 31, 2016